SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC  20549



                             FORM 8-K
                          Current Report



                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934




                 Date of Report:	August 28, 2000
		              (Date of earliest event reported)



                       BUSINESSMALL.COM, INC.
       Exact name of registrant as specified in its charter



	 Nevada    		        	                  0-15413          	      95-3480640

State of other jurisdiction of		    Commission File No.   I.R.S. Employer ID No.
incorporation or organization



           18489 U.S. Highway 19 N., Clearwater, Florida  33764
                (Address of principal executive offices)


Registrant's telephone number, including area code:	(727) 507-3555



 601 Cleveland Street, Suite 930, Clearwater, Florida 33755
 (Former name or former address if changed since last report)




Item 6.	  RESIGNATION OF REGISTRANT'S DIRECTORS

	On August 28, 2000, Barry Shevlin, the Registrant's Chief Executive Officer and Chairman of the Board, resigned from those positions for personal reasons, effective immediately. On the same date, Dr. Howard Tackett also resigned as an officer and director of the Registrant for personal reasons, effective immediately. The Registrant filled the vacancies on its board of directors caused by the aforementioned resignations as well as those vacancies caused by the resignations of Robert Passaneau and James Wallace, which were previously reported on June 29, 2000 with Paul Meyers, Jack Hurt, Eric Wey and John Scafidi. In addition, Michael Kogan was elected Chairman of the Board.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

	(a)	None.

	(b)	Exhibits

6.1	Barry Shevlin's Resignation Letter dated August 28, 2000.

6.2	Dr. Howard Tackett's Resignation Letter dated August 28, 2000.

	Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            						BUSINESSMALL.COM, INC.



                       						By:  /s/ Michael H. Kogan
						                            Michael H. Kogan, COO



Dated:  September 5, 2000

Exhibit 6.1


RESIGNATION


	I, Barry L. Shevlin, being the undersigned, hereby resign my positions as Officer and Director of BusinessMall.Com, Inc. and its subsidiaries, effective immediately.


Dated:   August 28, 2000



                                    /s/ Barry L. Shevlin
                                     Barry L. Shevlin

Exhibit 6.2


RESIGNATION


	I, Dr. Howard "Bud" Tackett, being the undersigned, hereby resign my positions as Officer and Director of BusinessMall.Com, Inc. and its subsidiaries, effective immediately.


Dated:  August 28, 2000



                          /s/ Howard "Bud" Tackett
                            Howard "Bud" Tackett






8K - Resign